April 24, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Summary Prospectus

dated November 4, 2013, as amended February 7, 2014

The following information supersedes and replaces any contrary information in the section of the Summary Prospectus entitled “Management—Portfolio Managers.”

Portfolio Managers. Mr. Zhixi Guo and Mr. Xiaodong Sun, each an employee of the Sub-Adviser, are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager functions as a member of a portfolio manager team. Mr. Guo has been a Portfolio Manager of the Fund since January 1, 2014 and Mr. Sun has been a Portfolio Manager of the Fund since the Fund’s inception.

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The following information supersedes and replaces any contrary information in the “A-Shares Tax Risk” section of the Summary Prospectus:

Effective immediately, the Fund will no longer reserve 10% of its realized and unrealized gains from its A-Shares investments to meet any potential withholding tax liability that may be imposed by the People’s Republic of China (“China”), except with respect to realized and unrealized gains from the Fund’s investments in A-Shares of “land-rich” enterprises (which are companies that have greater than 50% of their assets in land or real properties in China).

If China begins applying tax rules regarding the taxation of income from A-Shares investment to “Renminbi Qualified Foreign Institutional Investors” and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding tax liability. The impact of any such tax liability on the Fund’s return could be substantial.

Please retain this supplement for future reference.